UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	December 28, 2020

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio
(Address of principal executive offices)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.001 per share	NAVB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2020, the Company appointed Malcolm G. Witter as a director. Mr. Witter’s appointment was made to the class with terms expiring at the annual meeting of stockholders to be held in 2021. Mr. Witter was not appointed to serve on any committees of the Board, although he may be appointed to one or more committees at a later date. On December 28, 2020, the Company issued a press release relating to the appointment of Mr. Witter, which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Mr. Witter was introduced to the Company by the Company’s largest shareholder, John K. Scott, Jr. The Company is aware of no other arrangement or understanding between Mr. Witter and any other person pursuant to which he was selected as a director of the Company and there are no family relationships between Mr. Witter and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Witter has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Similar to other non-employee directors, Mr. Witter will receive compensation for his service as director in accordance with the Company’s non-employee director compensation program.

In connection with his appointment, Mr. Witter has entered into a standard Director Agreement with the Company, a form of which was previously filed by the Company with the U.S. Securities and Exchange Commission on May 10, 2016, and which is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

99.1	Press Release dated December 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIDEA BIOPHARMACEUTICALS, INC.

Date: December 28, 2020	By:	/s/ Jed A. Latkin
Jed A. Latkin Chief Executive Officer, Chief Operating Officer and Chief Financial Officer